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                                                                    EXHIBIT 10.1

SUMMARY OF PERFORMANCE GOALS AND OBJECTIVES UNDER THE CENTERPOINT ENERGY, INC. SHORT TERM INCENTIVE PLAN


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
                            2006 PERFORMANCE GOALS

        OFFICER                                           GOALS
---------------------------        ----------------------------------------------------
David M. McClanahan                Operating Income
Gary L. Whitlock                   Operating Income
Scott E. Rozzell                   Operating Income
Thomas R. Standish                 Operating Income
                                   Operating Income from the Regulated Operations Group

                                   Achievement of certain financial and operational
                                   performance goals for each of the regulated units:

                                     -  Houston Electric
                                     -  Southern Gas Operations
                                     -  Minnesota Gas

Byron R. Kelley                    Operating Income
                                   Achievement of certain financial and
                                   operational performance goals for each of the Pipeline
                                   and Field Services units:
                                     -  Interstate Pipelines
                                     -  Pipeline Services
                                     -  Field Services

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